EXHIBIT 10.11

                               AMENDMENT NO. 1 TO
                                CREDIT AGREEMENT
                                ----------------

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of November __, 2002 ("Amendment No. 1"), is entered into by and among OREGON STEEL MILLS, INC., a Delaware corporation ("OSM"), NEW CF&I, INC., a Delaware corporation
                                 ---
("New CF&I"), CF&I STEEL, L.P. (dba Rocky Mountain Steel Mills), a Delaware
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limited partnership  ("RMSM") and COLORADO AND WYOMING RAILWAY COMPANY, a
                       ----
Delaware  corporation ("CWR"; each of OSM, New CF&I, RMSM, and CWR a "Borrower"
                        ---                                           --------
 and collectively, "Borrowers"),  the financial  institutions that are or may
                    ---------
from time to time become parties hereto, as Lenders, GMAC BUSINESS CREDIT LLC, as Co-Managing Agent (in such capacity, the "Co-Managing Agent"),
                                                  -----------------
 and TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Textron"),
                                                             -------
 as Agent for the Lenders.




                               W I T N E S S E T H
                               -------------------

         WHEREAS, Textron, Co-Managing Agent, Lenders, and Borrowers have entered into financing arrangements pursuant to which Textron, Co-Managing Agent, and Lenders have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Credit Agreement, dated July 12, 2002, by and among Textron, Co-Managing Agent, Lenders, and Borrowers (as the same now exists and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Agreement, the "Loan Documents"); and

         WHEREAS, Borrowers, Textron, Co-Managing Agent and Lenders have agreed to certain amendments to the Agreement as more particularly contained herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


Section 1.  Definitions.
            -----------

         1.1 Additional Definitions. As used herein, the following terms shall
             ----------------------
have the respective meanings given to them below and the Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, each of the following definitions:



                  ""Amendment No. 1" shall mean this Amendment No. 1 to the
                    ---------------
                  Credit Agreement by and among Borrowers, Textron, Co-Managing Agent, and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced."

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         1.2  Interpretation.  For purposes of this Amendment No. 1, all terms
              --------------
used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Agreement, as amended by this Amendment No. 1.

         Section 2.  Amendment to Agreement.
                     ----------------------

         Section 2 of the Agreement is hereby amended by adding the following
Section 2.10 therein:

         "2.10 Treasury Management Services. Any Lender may agree to provide the
               ----------------------------
Borrowers with treasury management services pursuant to terms and conditions agreed upon between such Lender and the Borrowers. All fees, costs, and obligations owed by the Borrowers to a Lender in connection with such treasury management services, including without limitation, overdrafts, foreign exchange exposure, and automated clearinghouse charges, shall be part of the Obligations secured by the Collateral hereunder."

         Section 3. Additional Lender. It is the intention of each party to the
                    -----------------
Agreement to add U.S. Bank National Association, a national banking association ("U.S. Bank") as an additional Lender under the Agreement pursuant to an assignment by Textron, in its capacity as a Lender, of a portion of its Commitments as a Lender to U.S. Bank equivalent to approximately .285715 of Textron's Commitment, such assignment representing a Commitment on the part of U.S. Bank in the maximum amount of $10,000,000.00. Such assignment shall be deemed effective immediately upon execution and delivery of the Assignment Agreement referenced in Section 14.7.1 (ii) of the Agreement.

         Section 4. Representations, Warranties and Covenants. In addition to
                    -----------------------------------------
the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Textron, Co-Managing Agent and Lenders pursuant to the Agreement and the other Loan Documents, Borrowers each hereby represent, warrant and covenant with Textron, Co-Managing Agent, and Lenders that this Amendment No. 1 has been duly executed and delivered by Borrowers and is in full force and effect as of the date of this Amendment No. 1 and the agreements and obligations of Borrowers contained herein constitute legal, valid and binding obligations of Borrowers enforceable against Borrowers in accordance with their respective terms.

         Section 5. Conditions Precedent. The effectiveness of the amendments
                    --------------------
contained herein shall be subject to, Textron, in its capacity as Agent for the Lenders, having received, in form and substance reasonably satisfactory to Textron, an original of this Amendment No. 1, duly authorized, executed and delivered by Borrowers, Textron, Co-Managing Agent, and Lenders.


         Section 6. Notice Re Change of Address. Pursuant to Section 14.2 of the
                    ---------------------------
Agreement, Textron, in its capacity as a Lender and as Agent, hereby gives notice that its address for the giving of notice pursuant to the Agreement is hereby designated as follows:

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


                  Notice Address:   Textron Financial Corporation
                                            Asset-Based Lending Group
                                            11575 Great Oaks Way, Suite 210
                                            Alpharetta, Georgia 30022
                                            Facsimile:  (770) 360-1407
                                            Attention:  SVP - ABLG Operations

         Section 7.  Provisions of General Application
                     ---------------------------------

         7.1   Effect of this Amendment.  Except as modified pursuant hereto, no
               ------------------------
other changes or modifications to the Agreement are intended or implied and in all other respects the Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment No. 1 and the Agreement, the terms of this Amendment No. 1 shall control. The Agreement and this Amendment No. 1 shall be read and construed as one agreement.

         7.2   Further Assurances.  The parties hereto shall execute and deliver
               ------------------
such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment No. 1.

         7.3   Governing Law. The rights and obligations hereunder of each of
               -------------
the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

         7.4   Binding Effect.  This Amendment No. 1 shall be binding upon and
               --------------
inure to the benefit of each of the parties hereto and their respective successors and assigns.

         7.5   Survival of Representations and Warranties. All representations
               ------------------------------------------
and warranties made in this Amendment No. 1 or any other document furnished in connection with this Amendment No. 1 shall survive the execution and delivery of this Amendment No. 1 and the other documents, and no investigation by Agent or any Lender shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

         7.6   Counterparts.  This Amendment No. 1 may be executed in any number
               ------------
of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

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


IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their authorized officers as of the date and year first above written.




                    OREGON STEEL MILLS, INC.


                    By:  /s/ L. Ray Adams
                       --------------------------------------------------
                          Title: VP Finance and CFO


                    NEW CF&I, INC.


                    By: /s/  L. Ray Adams
                       --------------------------------------------------
                          Title: VP Finance and CFO

                    CF&I STEEL, L.P. (DBA ROCKY MOUNTAIN STEEL MILLS)


                    By:  New CF&I, Inc., General Partner

                    By: /s/  L. Ray Adams
                       --------------------------------------------------
                          Title: VP Finance and CFO


                    COLORADO AND WYOMING RAILWAY
                    COMPANY

                    By: /s/  L. Ray Adams
                       --------------------------------------------------
                          Title: VP Finance and CFO


                    TEXTRON FINANCIAL CORPORATION,
                    as Agent and as a Lender

Commitment:  $25,000,000
(as a Lender)
                    By:   /s/ Ralph J. Infante
                       --------------------------------------------------
                          Title: Vice President

                    GMAC BUSINESS CREDIT LLC,
                    as Co-Managing Agent and as a Lender

Commitment:  $25,000,000
(as a Lender)
                    By:    /s/ Edward Hill
                       --------------------------------------------------
                          Title: Senior Vice President


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                    ORIX FINANCIAL SERVICES, INC.,
                    as a Lender

Commitment:  $15,000,000
(as a Lender)
                     By:    /s/ Michael DuBois
                        --------------------------------------------------
                           Title: Vice President

                     U.S. BANK NATIONAL ASSOCIATION, as a
Lender

Commitment:  $10,000,000
(as a Lender)
                     By:   /s/ Christopher J. Shaaf
                        --------------------------------------------------
                           Title: Vice President

                    ACKNOWLEDGEMENT OF SUBSIDIARY GUARANTORS

         The undersigned, each a guarantor of Borrowers referred to in the foregoing Amendment No. 1, hereby acknowledge that each has received a copy of this Amendment No. 1 and each consents thereto, and each of the undersigned hereby ratifies and confirms the Subsidiary Guaranty Agreement executed by it as of July 12, 2002, and that this Acknowledgement shall be deemed dated as of the effective date of this Amendment No. 1, as first set forth above.

                     OREGON STEEL MILLS PROCESSING, INC.


                     By:   /s/  L. Ray Adams
                        --------------------------------------------------
                           Title: VP Finance and CFO

                     OSM GLASSIFICATION, INC.


                     By:   /s/  L. Ray Adams
                        --------------------------------------------------
                           Title: VP Finance and CFO

                     OSM DISTRIBUTION, INC.


                     By:   /s/  L. Ray Adams
                        --------------------------------------------------
                           Title: VP Finance and CFO

                     OREGON STEEL DE GUAYANA, INC.


                     By:   /s/  L. Ray Adams
                        --------------------------------------------------
                           Title: VP Finance and CFO


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